EXHIBIT 4o

(FACE OF NOTE)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO BRISTOL-MYERS SQUIBB COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

5.25% SENIOR NOTE DUE 2013

$500,000,000

CUSIP No. 110122 AK 4

No. R-1	ISIN NO. US110122AK48

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 4 New York Plaza, New York, New York 10004), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on February 15 and August 15 of each year, commencing February 15, 2004, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 15 or August 15 will, except as provided in the Indenture dated as of June 1, 1993, as supplemented by the First Supplemental Indenture dated as of February 4, 1998, the Second Supplemental Indenture dated as of September 28, 2001 and the Third Supplemental Indenture dated as of August 18, 2003 (collectively, herein called the “Indenture”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Indenture), duly executed and delivered by the Company to JPMorgan Chase Bank, a New York banking corporation (formerly The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association))), as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding February 1 or August 1, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default any may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.25% Senior Notes due 2013 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 4 New York Plaza, New York, New York 10004), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the tranferee in exchange therefore, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Pursuant to the Exchange and Registration Rights Agreement, dated as of August 18, 2003 (the “Registration Rights Agreement”), by and among the Company and the Initial Purchasers (as defined therein), the Company has agreed for the benefit of the Holders from time to time of the Notes that it will (i) file under the Securities Act, no later than March 31, 2004, a registration statement (the “Exchange Registration Statement”) registering debt securities substantially identical to the Notes (except that such securities will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the “Exchange Offer”), (ii) use its reasonable best efforts to cause the Exchange Registration Statement to become effective under the Securities Act by June 30, 2004 and (iii) use its reasonable best efforts to cause the Exchange Offer to remain open at least 30 business days and to commence and complete the Exchange Offer no later than 45 days after the Exchange Registration Statement has become effective. If (i) on or prior to the time the Exchange Offer is completed, existing Commission (as defined in the Indenture) interpretations are changed such that this Note is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Note without restriction under the Securities Act, (ii) the Exchange Offer has not been completed within 45 days of the effectiveness of the Exchange Registration Statement or (iii) the Exchange Offer is not available to any Holder of the Notes and notice is given by the Company by such holder, the Company has agreed, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated above, to file under the Securities Act as soon as practicable, but no later than 45 days after the time such obligation to file arises, a “shelf” registration statement providing for the registration of and the sale on a continuous or delayed basis by the Holder of this Note pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission (such registration statement, the “Shelf Registration Statement”) and to use its reasonable best efforts to cause the Shelf Registration Statement to become effective no later than 90 days after the Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the time and date the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective or such time as there are no longer any Restricted Notes outstanding.

In the event that (i) the Company has not filed the Exchange Registration Statement by March 31, 2004 or the Shelf Registration Statement within 45 days of the time the obligation to file a Shelf Registration Statement arises or (ii) such Exchange Registration Statement has not become effective or been declared effective by the Commission on or before June 30, 2004 or such Shelf Registration Statement has not become effective or been declared effective by the Commission within 90 days after the Shelf Registration Statement is filed, respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange

Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed under the Registration Rights Agreement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted in the Registration Rights Agreement) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, special interest (“Special Interest”), in addition to any stated interest on this Note, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed under its corporate seal.

Dated: August 18, 2003	BRISTOL-MYERS SQUIBB COMPANY

By:

Name:
Title:

Attest

Name:

Title:

Trustee’s Certificate of Authentication

This is one of the Securities of

the series designated therein referred to

in the within-mentioned Indenture.

JPMORGAN CHASE BANK, as Trustee

By:

Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, JPMorgan Chase Bank, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time at the Company’s option in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any notes being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date, such Notes will cease to bear interest on the Redemption Date. Thereafter, the only right of the Holders of those Notes will be to receive payment of the Redemption Price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the security register, not more than 60 nor less than 30 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their Redemption Date. If less than all the Notes are to be redeemed, the Trustee shall select which Notes are to be redeemed in a manner it deems to be fair and appropriate.

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the Redemption Date, of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable on that principal amount if such redemption had not been made, over (2) the aggregate principal amount of Notes being redeemed. Present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

“Reinvestment Rate” means 0.15% plus the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two established maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Further Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue further notes ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further notes. Any further notes will be consolidated and form a single series with the Notes and will have the same terms as to status, redemption or otherwise as the Notes. Any further notes may be issued by or pursuant to a resolution of the board of directors of the Company or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (2) an Event of Default has occurred with regard to the Notes represented by a Global Security and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by a Global Security, the Company may issue notes in definitive form in exchange for this Note. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of notes represented by a Global Security, equal in principal amount to such beneficial interest and to have such Notes registered in its name.

As provided in the Indenture and subject to the limitations set forth therein, the Company’s definitive Notes can be transferred by presentation for registration to the Registrar at its New York office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Holder or the Holder’s attorney duly authorized in writing.

The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive Notes.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

Unless the context otherwise requires, the Original Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Securities of such series.

The Securities of this series are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. The Notes of this series may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 4 New York Plaza, New York, New York 10004), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

(FACE OF NOTE)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, TO NOMINEES OF THE DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO BRISTOL-MYERS SQUIBB COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BRISTOL-MYERS SQUIBB COMPANY

5.25% SENIOR NOTE DUE 2013

$100,000,000

CUSIP No. 110122 AK 4

No. R-2	ISIN NO. US110122AK48

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 4 New York Plaza, New York, New York 10004), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on February 15 and August 15 of each year, commencing February 15, 2004, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 15 or August 15 will, except as provided in the Indenture dated as of June 1, 1993, as supplemented by the First Supplemental Indenture dated as of February 4, 1998, the Second Supplemental Indenture dated as of September 28, 2001 and the Third Supplemental Indenture dated as of August 18, 2003 (collectively, herein called the “Indenture”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Indenture), duly executed and delivered by the Company to JPMorgan Chase Bank, a New York banking corporation (formerly The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association))), as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding February 1 or August 1, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default any may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.25% Senior Notes due 2013 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 4 New York Plaza, New York, New York 10004), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the tranferee in exchange therefore, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Pursuant to the Exchange and Registration Rights Agreement, dated as of August 18, 2003 (the “Registration Rights Agreement”), by and among the Company and the Initial Purchasers (as defined therein), the Company has agreed for the benefit of the Holders from time to time of the Notes that it will (i) file under the Securities Act, no later than March 31, 2004, a registration statement (the “Exchange Registration Statement”) registering debt securities substantially identical to the Notes (except that such securities will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the “Exchange Offer”), (ii) use its reasonable best efforts to cause the Exchange Registration Statement to become effective under the Securities Act by June 30, 2004 and (iii) use its reasonable best efforts to cause the Exchange Offer to remain open at least 30 business days and to commence and complete the Exchange Offer no later than 45 days after the Exchange Registration Statement has become effective. If (i) on or prior to the time the Exchange Offer is completed, existing Commission (as defined in the Indenture) interpretations are changed such that this Note is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Note without restriction under the Securities Act, (ii) the Exchange Offer has not been completed within 45 days of the effectiveness of the Exchange Registration Statement or (iii) the Exchange Offer is not available to any Holder of the Notes and notice is given by the Company by such holder, the Company has agreed, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated above, to file under the Securities Act as soon as practicable, but no later than 45 days after the time such obligation to file arises, a “shelf” registration statement providing for the registration of and the sale on a continuous or delayed basis by the Holder of this Note pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission (such registration statement, the “Shelf Registration Statement”) and to use its reasonable best efforts to cause the Shelf Registration Statement to become effective no later than 90 days after the Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the time and date the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective or such time as there are no longer any Restricted Notes outstanding.

In the event that (i) the Company has not filed the Exchange Registration Statement by March 31, 2004 or the Shelf Registration Statement within 45 days of the time the obligation to file a Shelf Registration Statement arises or (ii) such Exchange Registration Statement has not become effective or been declared effective by the Commission on or before June 30, 2004 or such Shelf Registration Statement has not become effective or been declared effective by the Commission within 90 days after the Shelf Registration Statement is filed, respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed under the Registration Rights Agreement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted in the Registration Rights Agreement) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, special interest (“Special Interest”), in addition to any stated interest on this Note, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed under its corporate seal.

Dated: August 18, 2003	BRISTOL-MYERS SQUIBB COMPANY

By:

Name:
Title:

Attest

Name:

Title:

Trustee’s Certificate of Authentication

This is one of the Securities of

the series designated therein referred to

in the within-mentioned Indenture.

JPMORGAN CHASE BANK, as Trustee

By:

Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, JPMorgan Chase Bank, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at any time at the Company’s option in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any notes being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date, such Notes will cease to bear interest on the Redemption Date. Thereafter, the only right of the Holders of those Notes will be to receive payment of the Redemption Price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the security register, not more than 60 nor less than 30 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their Redemption Date. If less than all the Notes are to be redeemed, the Trustee shall select which Notes are to be redeemed in a manner it deems to be fair and appropriate.

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the Redemption Date, of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable on that principal amount if such redemption had not been made, over (2) the aggregate principal amount of Notes being redeemed. Present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

“Reinvestment Rate” means 0.15% plus the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two established maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Further Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue further notes ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those further notes. Any further notes will be consolidated and form a single series with the Notes and will have the same terms as to status, redemption or otherwise as the Notes. Any further notes may be issued by or pursuant to a resolution of the board of directors of the Company or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (2) an Event of Default has occurred with regard to the Notes represented by a Global Security and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by a Global Security, the Company may issue notes in definitive form in exchange for this Note. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of notes represented by a Global Security, equal in principal amount to such beneficial interest and to have such Notes registered in its name.

As provided in the Indenture and subject to the limitations set forth therein, the Company’s definitive Notes can be transferred by presentation for registration to the Registrar at its New York office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Holder or the Holder’s attorney duly authorized in writing.

The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive Notes.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

Unless the context otherwise requires, the Original Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Securities of such series.

The Notes of this series are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. The Securities of this series may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 4 New York Plaza, New York, New York 10004), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the state of New York.